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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 _______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 14, 2002


                           PARKER-HANNIFIN CORPORATION
               (Exact Name of Registrant as Specified in Charter)


           Ohio                         1-4982                34-0451060
(State or Other Jurisdiction         (Commission            (IRS Employer
      of Incorporation)               File Number)        Identification No.)

          6035 Parkland Blvd.
            Cleveland, Ohio                                     44124-4141
(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (216) 896-3000

                                 _______________

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Item 9.  Regulation FD Disclosure

     On August 14, 2002, pursuant to Securities and Exchange Commission Order No. 4-460, each of Donald E. Washkewicz, who as President and Chief Executive Officer of Parker-Hannifin Corporation, an Ohio corporation (the "Company"), serves as the principal executive officer of the Company, and Michael J. Hiemstra, who as Executive Vice President--Finance and Administration and Chief Financial Officer of the Company, serves as the principal financial officer of the Company, stated and attested as follows:

     (1) To the best of my knowledge, based upon a review of the covered reports of Parker-Hannifin Corporation, and, except as corrected or supplemented in a subsequent covered report:

          . no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          . no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a covered report:

          . Annual Report on Form 10-K for the fiscal year ended June 30, 2002 of Parker-Hannifin Corporation;

          . all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Parker-Hannifin Corporation filed with the Securities and Exchange Commission subsequent to the filing of the Form 10-K identified above; and

          .    any amendments to any of the foregoing.

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     On August 14, 2002, in connection with the filing of the Annual Report on
Form 10-K of the Company for the fiscal year ended June 30, 2002 (the "Report"), each of Donald E. Washkewicz, who as President and Chief Executive Officer of the Company, serves as the principal executive officer of the Company, and Michael J. Hiemstra, who as Executive Vice President--Finance and Administration and Chief Financial Officer of the Company, serves as the principal financial officer of the Company, certified, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       PARKER-HANNIFIN CORPORATION

                                       By:     /s/Thomas A. Piraino, Jr.
                                           Name:  Thomas A. Piraino, Jr.
                                           Title: Vice President and Secretary


Date: August 14, 2002